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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Act of 1934


Date of Report (Date of earliest event reported):  January 22, 1996


             GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-F
             ---------------------------------------------
        (Exact name of Registrant as specified in its Articles)

                      I-B  0-14657           I-B 73-1231998
                      I-C  0-14658           I-C 73-1252536
                      I-D  0-15831           I-D 73-1265223
                      I-E  0-15832           I-E 73-1270116
  Oklahoma            I-F  0-15833           I-F 73-1292669
---------------     ------------------    -------------------
(State or other      (Commission         (I.R.S. Employer
Jurisdiction of      File Number)        Identification No.)
 incorporation
or organization)

          Two West Second Street, Tulsa, Oklahoma      74103
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791
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ITEM 5:   OTHER EVENTS

     The general partner is required to provide year-end values of the Registrants' underlying properties to its limited partners pursuant to the Registrants' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 29, 1996, and a chart showing, on a per-unit basis, the 1995 Year-End Estimated Valuations for the Registrants.


ITEM 7:   EXHIBITS

20.1 Form of letter to be sent to the limited partners of Registrants on or about January 29, 1996.

99.1      Chart  showing  on  a   per-unit  basis  the  1995  Year-End
          Estimated Valuations for the Registrants.




                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP I-B
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP I-C
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP I-D
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP I-E
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP I-F

                         By:  GEODYNE PROPERTIES, INC.
                              General Partner


DATE: January 22, 1996        //s// Dennis R. Neill
                             ______________________________
                              Dennis R. Neill
                              Sr. Vice President
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                             EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

20.1                Form of letter to be sent to
                    the limited partners of
                    Registrants on or about
                    January 29, 1996.

99.1                Chart showing on a per-unit
                    basis the 1995 Year-End
                    Estimated Valuations for
                    the Registrants.
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